                                                                  Exhibit 10.2.2

                                 PROMISSORY NOTE

$55,000,000                                                   New York, New York
                                                                November 1, 2002

          FOR VALUE RECEIVED THOSE ENTITIES LISTED ON SCHEDULE I attached hereto, each a Delaware limited liability company and each having its principal place of business at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 (each, a "Borrower" and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207 (together with any subsequent holder of this Note, and their respective successors and assigns, "Lender"), or at such other place as the holder hereof may from time to time designate in writing, the maximum principal sum of FIFTY FIVE MILLION AND NO/100 DOLLARS ($55,000,000), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof between the Borrowers and Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                            ARTICLE 1 - PAYMENT TERMS

          Each Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article II of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                      ARTICLE 2 - DEFAULT AND ACCELERATION

          The Debt shall without notice become immediately due and payable at the option of Lender if any payment required under this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                           ARTICLE 3 - LOAN DOCUMENTS

          This Note is secured by the Mortgages and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgages and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

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                           ARTICLE 4 - SAVINGS CLAUSE

          Notwithstanding anything to the contrary, (a) all agreements and communications between any Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of the Borrowers to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of the Borrowers to Lender, or if there is no such indebtedness, shall immediately be returned to the Borrowers.

                           ARTICLE 5 - NO ORAL CHANGE

          No modification, amendment, extension, discharge, termination or waiver of any provision of this Note, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on any Borrower shall entitle such Borrower to any other or future notice of demand in the same, similar or other circumstances.

                               ARTICLE 6 - WAIVERS

          Each Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of any Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on any Borrower shall be deemed to be a waiver of the obligation of such Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If any Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If any Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower," as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of

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liability hereunder. Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Mortgages or any other Loan Document.

                              ARTICLE 7 - TRANSFER

          Upon the transfer of this Note in accordance with the provisions of the Loan Agreement, each Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                             ARTICLE 8 - EXCULPATION

          The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                            ARTICLE 9 - GOVERNING LAW

          (A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY EACH BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402

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OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH BORROWER WAIVES ANY OBJECTIONS
WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENCE
OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH BORROWER DOES HEREBY DESIGNATE AND APPOINT:

          CT CORPORATION SYSTEM
          111 EIGHTH AVENUE
          NEW YORK, NEW YORK  10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE IN ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                              ARTICLE 10 - NOTICES

          All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

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          IN WITNESS WHEREOF, each Borrower has duly executed this Note as of the day and year first above written.

                                   BORROWER:

                                   THI OF OHIO REAL ESTATE HOLDING COMPANY, LLC, a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT COLUMBUS, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT VALLEY VIEW, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT NORTHWESTERN, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT OAK GROVE, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President

                                   THI OF OHIO AT PARADISE OAKS, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT SOMERSET, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT WILLARD, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT HILLCREST, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT MAPLE VIEW, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President

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                                   THI OF OHIO AT WINTERSONG VILLAGE, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT WOODLAND, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT GREENBRIAR SOUTH, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF OHIO AT GOLDEN YEARS, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JOHN E. BAUER
                                      ------------------------------------------
                                      Name:  John E. Bauer
                                      Title: Vice-President


                                   THI OF MARYLAND REAL ESTATE HOLDING CO., LLC, a Delaware limited liability company


                                   By:   /s/ JEFFREY A. BARNHILL
                                      ------------------------------------------
                                      Name:  Jeffrey A. Barnhill
                                      Title: Vice-President

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                                   THI OF MARYLAND AT BEL PRE, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JEFFREY A. BARNHILL
                                      ------------------------------------------
                                      Name:  Jeffrey A. Barnhill
                                      Title: Vice-President


                                   THI OF MARYLAND AT LIBERTY HEIGHTS, LLC, a Delaware limited liability company


                                   By:   /s/ JEFFREY A. BARNHILL
                                      ------------------------------------------
                                      Name:  Jeffrey A. Barnhill
                                      Title: Vice-President


                                   THI OF MARYLAND AT MARLEY NECK, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JEFFREY A. BARNHILL
                                      ------------------------------------------
                                      Name:  Jeffrey A. Barnhill
                                      Title: Vice-President


                                   THI OF MARYLAND AT NORTHWEST, LLC,
                                   a Delaware limited liability company


                                   By:   /s/ JEFFREY A. BARNHILL
                                      ------------------------------------------
                                      Name:  Jeffrey A. Barnhill
                                      Title: Vice-President

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                                   SCHEDULE I

                                   (BORROWERS)

1. THI of Ohio Real Estate Holding Company, LLC

2. THI of Ohio at Columbus, LLC

3. THI of Ohio at Valley View, LLC

4. THI of Ohio at Northwestern, LLC

5. THI of Ohio at Oak Grove, LLC

6. THI of Ohio at Paradise Oaks, LLC

7. THI of Ohio at Somerset, LLC

8. THI of Ohio at Willard, LLC

9. THI of Ohio at Hillcrest, LLC

10. THI of Ohio at Maple View, LLC

11. THI of Ohio at Wintersong Village, LLC

12. THI of Ohio at Woodland, LLC

13. THI of Ohio at Greenbriar South, LLC

14. THI of Ohio at Golden Years, LLC

15. THI of Maryland Real Estate Holding Co., LLC

16. THI of Maryland at Bel Pre, LLC

17. THI of Maryland at Liberty Heights, LLC

18. THI of Maryland at Marley Neck, LLC

19. THI of Maryland at Northwest, LLC